UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

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Medical International Technology, Inc.
(Exact name of Company as specified in its charter)
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Colorado	000-31469	84-1509950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1872 Beaulac, Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9
(Address of principal executive offices) (Zip Code)

(514) 339-9355
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm
	(i)	On June 2, 2015, Li and Company, PC (“LICO”) resigned as the independent registered public accounting firm of Medical International Technology, Inc. (the “Company”)
	(ii)	LICO did not issue audit reports for any financial statements of the Company; therefore no reports contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.
	(iii)	The decision to accept the resignation of the previous independent registered public accounting firm was recommended and approved by the Board of Directors of the Company
	(iv)	During the Company’s two most recent fiscal years ended September 30, 2014 and 2013 and the subsequent interim periods through the date of resignation, (a) there were no disagreements with LICO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LICO, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
	(v)	On July 22, 2015, the Company provided LICO with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(2)	New Independent Registered Public Accounting Firm
On July 21, 2015, the Company, upon the Board of Directors’ approval, engaged LBB and Associates Ltd., LLP (“LBB”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent fiscal years ended September 30, 2014 and 2013, and any subsequent period through the date hereof prior to the engagement of LBB, neither the Company, nor someone on its behalf, has consulted LBB regarding:
	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro-Forma Financial Statements: None
(c)	Exhibits:

Exhibit No.	Description

16.1	Letter from LICO addressing to the U.S. Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical International Technology, Inc.

Date: July 22, 2015	By:	/s/ Menassa, Karim
Menassa, Karim, President, CEO, CFO, Interim Secretary, Director

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